Convertible Loans	6 Months Ended
Apr. 30, 2026
Convertible Loans [Abstract]
Convertible loans
6.	Convertible loans

On September 17, 2025, the Company entered into a share purchase agreement (“SPA”) with two third parties (the “CLA Investors”). Pursuant to the SPAs, the Company shall issue and sell to the CLA Investors, from time to time as provided therein, promissory notes, in the aggregate principal amount of $2.5 million, for an aggregate purchase price of $2.25 million (90% of the subscription amount) (“Promissory Notes”).

During November 2025, the balance owing on the Promissory Notes ($1,810,535) was converted into 10,791 Common Shares. See Note 7(c)(i).

During the six months ended April 30, 2026, the CLA Investors purchased additional Promissory Notes in the aggregate principal amount of $5,050,000, for an aggregate purchase price of $4,545,000.

During the six months ended April 30, 2026, the CLA Investors converted Promissory Notes in the aggregate amount of $5,050,000 into 767,835 common shares. See Note 7(c)(ix).

On February 9, 2026, the Company and the CLA Investors amended the Floor Price of the Promissory Notes to $12.50.

On April 15, 2026, the Company and the CLA Investors amended the Floor Price (as defined below) of the Promissory Notes to $6.00.

On April 30, 2026, the Company and the CLA Investors entered into an amendment to the SPAs pursuant to which the Initial Subscription Amount was increased by $8.15 million, such that the aggregate principal amount of Promissory Notes that the Company may issue and sell from time to time to the CLA Investors as of such date is $10.0 million, or the Subscription Amount, for an aggregate purchase price of $9.0 million (90% of the Subscription Amount) as of such date. As of the date hereof, the total Promissory Notes in the aggregate principal amount of $8.15 million and accrued interest, due under the Promissory Notes were converted into 802,622 common shares. Due to certain blocker arrangements in the Promissory Notes, 21,858 common shares are held by the Company as abeyance shares.

The conversions of the Promissory Notes triggered an adjustment to the exercise price and the number of warrant shares issuable pursuant to the April 2023 Warrants, September 2023 Warrants and January 2024 Warrants. The new exercise price of the warrants is $6.00 per Common Share and entitles the warrant holders to a total of 370,033 common shares.

Finance expense on the First and Second Initial Promissory Notes during the period ended April 30, 2026 amounted to $555,469.

Management has elected to designate the instrument at fair value through profit or loss under IFRS 9.4.3.5 at initial recognition for the Company’s promissory notes and therefore, the Company measures the entire hybrid contract (host and variable conversion feature) at Fair Value Through Profit or Loss (FVTPL). No embedded derivative is separated under IFRS 9 and no amortized-cost accounting or effective interest method applies. The Company records the carrying amount as fair value of the instrument under IFRS 13 and fair value is based on the fair value of the shares that the noteholder would receive if conversion occurred on the reporting date, adjusted for credit risk, non-performance risk, and contractual settlement terms.

Convertible loans

Balance, October 31, 2024	$-
Proceeds received from issuance of convertible loans	2,250,000
Finance expenses	209,196
Issuance of shares upon conversion of convertible loans	(699,130)
Balance, October 31, 2025	$1,760,066
Proceeds received from issuance of convertible loans	4,545,000
Finance expenses	555,469
Issuance of shares upon conversion of convertible loans	(6,860,535)
Balance, April 30, 2026	$-